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                                                                    EXHIBIT 10.1


                           SALE AND PURCHASE AGREEMENT

                  This Sale and Purchase Agreement ("Agreement") is entered into as of the 8th day of March, 2002, by PAACO AUTOMOTIVE GROUP, L.P. ("Paaco"), a Texas limited partnership and successor by conversion to Paaco Automotive Group, Inc., a Texas corporation; PREMIUM AUTO ACCEPTANCE CORPORATION ("Paaco Acceptance"), a Texas corporation; PAACO HOLDINGS, L.L.C. ("Paaco Holdings"), a Delaware limited liability company; ALOUETTE TRUCKING, INC. ("Alouette"), a Texas corporation (Paaco, Paaco Acceptance, Paaco Holdings and Alouette are referred to as the "Paaco Entities"); SMART CHOICE AUTOMOTIVE GROUP, INC. ("Smart Choice"), a Florida corporation; and MOTIVE GROUP, L.P. ("Buyer"), a Texas limited partnership.

                                    RECITALS:

                  A. Pursuant to that Forbearance Agreement (the "Forbearance Agreement") dated as of November 8, 2001, among FINOVA Capital Corporation ("FINOVA"), a Delaware corporation; Paaco and Paaco Acceptance; Florida Finance Group, Inc., a Florida corporation, Liberty Finance Company, a Florida corporation, Smart Choice Receivables Holding Company, a Delaware corporation, First Choice Auto Finance, Inc., a Florida corporation (these four parties are referred to collectively as the "Florida Finance Entities"); and SC Holdings, Inc., a Florida corporation, Smart Choice granted to FINOVA the "Paaco Option," as defined in the Forbearance Agreement.

                  B. Pursuant to that Option Purchase Agreement dated as of the date hereof between Buyer and FINOVA, and acknowledged by Smart Choice, FINOVA has assigned to Buyer all rights to the Paaco Option under the Forbearance Agreement (but no other rights thereunder) and assigned to Buyer all rights to the "Florida Finance Deficiency," as defined in Section 1 below.

                  C. By this Agreement, Buyer hereby gives notice of its election to exercise the Paaco Option, and Smart Choice hereby accepts such notice.

                  D. The parties wish to evidence the sale and purchase of the equity interests pursuant to the Paaco Option.

                  NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
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                  1. Definitions. As used below in this Agreement, (i) terms defined in the recitals above shall have the meanings therein set forth, and
(ii) the following capitalized terms shall have the meanings assigned below:

         "Affiliate" means, with respect to any Person, another Person who (i) owns an equity interest in the first Person, of any degree, (ii) is owned, as to equity interest, by the first Person, in any degree, (iii) Controls the first Person, (iv) is Controlled by the first Person, or (v) is Controlled by a Person who also Controls the first Person.

         "Claims" means any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, whether arising at law or equity or under statute, regulation or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or unknown, suspected or unsuspected.

         "Control" means the ability to substantially direct the policies of a Person, whether directly or indirectly, and whether such influence exists by right or by economic compulsion.

         "Florida Finance Deficiency" means the remaining principal, interest and expenses outstanding under (i) that Second Amended and Restated Loan and Security Agreement executed by FINOVA and the Florida Finance Entities (the "Florida Finance Loan Agreement") dated as of November 9, 1998, as amended by that Third Amended and Restated Schedule to Second Amended and Restated Loan and Security Agreement dated as of September 25, 2000, and (ii) the "Loan Documents," as defined in the Florida Finance Loan Agreement.

         "Equity Interests" means the 99% limited partner interest of Paaco; 100% of the membership interests of Paaco Holdings; and 100% of the issued and outstanding stock of Paaco Acceptance.

         "Material Adverse Effect" means a material adverse effect on the business of the Paaco Entities, taken as a whole.

         "Paaco Entities" means Paaco Holdings, Paaco, Paaco Acceptance and Alouette.

         "Person" means any natural person and any legal entity with the ability to enter into contracts.

                  2. Recitals. The parties warrant and represent that the matters stated in the Recitals of this Agreement are true.


                  3. Valuation and Encumbrances. Smart Choice has obtained an independent appraisal of the Equity Interests, which established a value of $19,300,000 therefor. This independent appraisal did not take into account the additional facts that (i) as set forth in the Forbearance Agreement, the Florida Finance Deficiency is secured by a first priority perfected security interest in substantially all of the assets of the Paaco Entities, and (ii) the Florida Finance


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Deficiency exceeds the amount of $34,000,000. The parties acknowledge that the value of the Equity Interests, even at the appraised value, is zero once the burden of the security interest upon the assets of the Paaco Entities securing the Florida Finance Deficiency is taken into account.

                  4. Sale and Purchase of Equity Interests. Subject to the conditions stated in Section 9 of this Agreement, Smart Choice hereby sells, assigns and conveys the Equity Interests to Buyer, and Buyer hereby purchases and accepts the Equity Interests from Smart Choice.

                  5. Satisfaction of Florida Finance Deficiency. Subject to the conditions stated in Section 9 of this Agreement, Buyer hereby deems satisfied the entire balance of the Florida Finance Deficiency.

                  6. Contribution of Intercompany Balances. Smart Choice warrants and represents to Buyer that no Paaco Entity is presently liable to Smart Choice or to any Affiliate thereof, except for (i) subordinated debt owed to Crown Group, Inc., which is not impaired by this transaction, and (ii) an intercompany account (the "Paaco Intercompany Payable") owed by Paaco to Smart Choice which, given the present encumbrance of the assets of the Paaco Entities to secure the Smart Choice Deficiency, is only of negligible value. Smart Choice hereby contributes the Paaco Intercompany Payable to Paaco as additional paid-in capital. In consideration of the contribution to capital of the Paaco Intercompany Payable, Buyer hereby agrees to, concurrently with the effectiveness of this Agreement, (i) cause the assignment to Smart Choice of 2,292,500 shares of Smart Choice common stock, par value $.01 per share evidenced by certificate number 1098 and 21,141,949 shares of Smart Choice common stock, par value $.01 per share evidenced by certificate number 1105 (collectively the "Smart Choice Stock"), (ii) cause FINOVA to release SC Holdings, Inc., a Florida corporation, from any liability under that Amended and Restated Guaranty in favor of FINOVA executed by SC Holdings dated as of November 18, 1999, and (iii) cause FINOVA to release Smart Choice from any liability under that Amended and Restated Guaranty executed by Smart Choice in favor of FINOVA dated as of November 18, 1999. It is further acknowledged that the warranty given in the first sentence of this Section is based in part upon Smart Choice's understanding and belief that the public foreclosure sale conducted by FINOVA on its collateral owned by the Florida Finance Entities included any and all accounts payable owed to Florida Finance Entities by any of the Paaco Entities, but should it be determined for any reason that any of the Paaco Entities do have remaining obligations to any of the Florida Finance Entities, Smart Choice agrees to cause the appropriate Florida Finance Entities to contribute such receivables to Paaco as additional paid-in capital via appropriate intercompany transactions.

                  7. Representations and Warranties of Smart Choice and Paaco Entities. Smart Choice and the Paaco Entities jointly and severally warrant and represent the following to Buyer and FINOVA:

                          (a) Smart Choice is a duly organized corporation in
good standing under the laws of the State of Florida with full power and authority to enter into and perform under this Agreement.


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                          (b) Smart Choice is the owner of the Equity Interests,
the Equity Interests are free of any security interest or other encumbrance (except the Paaco Option), and Smart Choice has the good right to convey the Equity Interests to Buyer.

                          (c) Paaco Holdings is a duly organized limited
liability company in good standing under the laws of the State of Delaware, is duly qualified to conduct business in the State of Texas, and has full power and authority to enter into and perform under this Agreement.

                          (d) Paaco Holdings is the 1% general partner of Paaco
and this general partner interest is free of any security interest or other encumbrance.

                          (e) Paaco is a duly organized limited partnership in
good standing under the laws of the State of Texas with full power and authority to enter into and perform under this Agreement.

                          (f) Paaco is the owner of 100% of the issued and
outstanding stock of Alouette, which stock is free of any security interest or other encumbrance.

                          (g) Alouette is a duly organized corporation in good
standing under the laws of the State of Texas with full power to enter into and perform under this Agreement.

                          (h) Paaco Acceptance is a duly organized corporation
in good standing under the laws of the State of Texas with full power and authority to enter into and perform under this Agreement.

                          (i) This Agreement is binding upon and enforceable
against Smart Choice and the Paaco Entities in accordance with its terms.

                          (j) The execution, delivery and performance of this
Agreement by the Paaco Entities and Smart Choice have been duly approved by all of their governing bodies, including their owners when so required, and do not
(i) violate any provision of the charter, bylaws, articles of organization, operating agreement, or other constituent document of any of the Paaco Entities or Smart Choice, (ii) violate any provision of applicable law or regulation,
(iii) violate any order of any court, arbitration authority or other board or authority known to them to be binding upon any of the Paaco Entities, Smart Choice or their properties, (iv) to the knowledge of Smart Choice and the Paaco Entities, violate or cause a default under any other indenture or other agreement or contract binding upon Smart Choice or any of the Paaco Entities or their assets (except for violations of certain change-of-control provisions in certain leases and financing documents), or (v) require the consent of any other Person that has not been finally obtained, and the failure to obtain such consent would have a Material Adverse Effect.

                          (k) There are no outstanding equity interests in the
Paaco Entities other than those conveyed hereby or owned by entities whose entire equity interests are conveyed hereby, and there are no outstanding warrants, options, preemptive rights, or other rights to the issuance of equity outstanding with respect to any of the Paaco Entities.


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                          8. Representations and Warranties of Buyer. Buyer
warrants and represents the following to Smart Choice, the Paaco Entities and
FINOVA:

                          (a) Buyer is a duly organized limited partnership in
good standing under the laws of the State of Texas with full power and authority to enter into and perform under this Agreement.

                          (b) This Agreement is binding upon and enforceable
against Buyer in accordance with its terms.

                          (c) Buyer is the owner of the Florida Finance
Deficiency, and Buyer has the right to deem the Florida Finance Deficiency satisfied in consideration of the sale to Buyer of the Equity Interests as set forth herein.

                          (d) The execution, delivery and performance of this
Agreement by Buyer do not (i) violate any provision of the articles of organization, partnership agreement, or other constituent document of Buyer,
(ii) violate any provision of applicable law or regulation, (iii) to their knowledge, violate any order of any court, arbitration authority or other board or authority binding upon Buyer or its properties, (iv) violate or cause a default under any other indenture or other agreement or contract binding upon Buyer or its assets, or (v) require the consent of any other Person that has not been finally obtained.

                  9. Conditions to Closing.

                          (a) Concurrently with the execution and delivery
hereof, Smart Choice and the Paaco Entities shall deliver the following additional documents to Buyer, in form and substance acceptable to Buyer and its counsel, as conditions to the effectiveness of this Agreement:

                                 (i) Certificate from the Secretary of Smart
Choice certifying the adoption of resolutions by the Board of Directors of Smart Choice to approve the execution, delivery and performance of this Agreement and the incumbency of officers.

                                 (ii) Certificates from the Secretaries of each
Paaco Entity certifying the adoption of resolutions by the Board of Directors or other governing body or official and the equity owners of each Paaco Entity to approve the execution, delivery and performance of this Agreement and the confirming incumbency of officers.

                                 (iii) Original stock certificate(s)
representing all issued and outstanding stock of Paaco Acceptance, together with customary stock powers executed in blank (this stock shall be delivered to FINOVA pursuant to a security interest therein).

                          (b) Concurrently with the execution and delivery
hereof, Buyer shall deliver to Smart Choice, as a condition to the effectiveness of this Agreement:


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                                 (i) Original stock certificates representing
the Smart Choice Stock, together with customary stock powers executed in blank.

                                 (ii) Original Release issued by FINOVA
respecting the liability of Smart Choice and of SC Holdings, Inc. under their respective guaranties to FINOVA.

                                 (iii) Certificate from the Secretary of Buyer
certifying the adoption of resolutions by the governing body and the equity owners to approve the execution, delivery and performance of this Agreement and the incumbency of its authorized representative.

                  10. Release of Smart Choice Claims Against Paaco Entities. In consideration of Buyer's execution of and performance under this Agreement, the sufficiency of which is acknowledged, Smart Choice hereby releases and forever discharge the Paaco Entities and Larry W. Lange and the other present officers and directors of the Paaco Entities and from any and all Claims that Smart Choice may have against any of them as of the execution of this Agreement. Smart Choice further agrees that it shall forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action, or other proceeding, whether judicial, administrative or otherwise, or otherwise attempting to collect or enforce, any such released Claim and agree to indemnify, defend (with counsel satisfactory to the indemnified party) and hold harmless the indemnified parties against any and all loss, liability, claim or expense, including attorneys' fees, that any of them might incur as a result of any breach of this Section by Smart Choice.

                  11. No Impairment of Paaco Loan. This Agreement does not in any way amend or impair the continued effectiveness of the loan agreements in effect between FINOVA and the Paaco Entities, including, but not limited to, that First Amended and Restated Loan and Security Agreement (the "Paaco Loan Agreement") dated as of March 8, 1999, as amended by that Third Amended and Restated Schedule to First Amended and Restated Loan and Security Agreement dated as of September 25, 2000, and (ii) in the "Loan Documents," as defined in the Paaco Loan Agreement.

                  12. Hart-Scott-Rodino Exception. The parties acknowledge that this Agreement evidences an acquisition following default in connection with a bona fide debt work-out entered into in the ordinary course of FINOVA's business.

                  13. Further Assurances. Each party hereto agrees to execute such additional instruments of conveyance, registration or other documents that another party hereto may deem appropriate to further evidence or give effect to the conveyances, satisfactions of indebtedness (including, without limitation, UCC-3 termination statements) and other matters described in this Agreement.

                  14. Notices. All notices, demands, and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective when either: (1) personally delivered to the intended recipient; (2) delivered by certified or registered mail, return receipt requested, or by a recognized overnight-delivery service, addressed to the intended recipient at the address specified below; (3) delivered in person to the address set forth below for


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the party to which the notice was given; or (4) sent by facsimile, telegram, or telex, provided that receipt for such facsimile, telegram, or telex is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above. For purposes of this Section, the addresses of the parties for all notices are as follows (unless changes by similar notice in writing are given by the particular person whose address is to be changed):

                        If to Buyer:

                        Motive Group, L.P.
                        c/o Lange Automotive Group, L.L.C., General Partner
                        Attn: Larry W. Lange, Sole Manager and Member
                        c/o Paaco Automotive Group, L.P.
                        2915 Alouette Drive
                        Grand Prairie, Texas 75052
                        Fax #:  972-206-7133

                        If to Smart Choice:

                        5200 S. Washington Avenue
                        Titusville, FL 32780
                        Attention: James E. Ernst, President
                        Fax #: 321/383-4066

                        If to the Paaco
                        Entities:

                        C/o PAACO Automotive Group, L.P.
                        2915 Alouette Drive
                        Grand Prairie, Texas 75052
                        Attention:  Larry W. Lange, President
                        Fax #:  972-206-7133

                  15. Not Partners; Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render the parties partners for any purpose. This Agreement has been executed for the sole benefit of the parties and there are no third party beneficiaries hereof, except that FINOVA is an intended beneficiary hereof.

                  16. Assignment. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties. Smart Choice and the Paaco Entities are granting to FINOVA a first priority perfected security interest in their rights under this Agreement.

                  17. Entire Agreement. This Agreement and the other written agreements among the parties represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.


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                  18. Amendment and Waiver in Writing. No provision of this
Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  19. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  20. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  21. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

                  22. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

                  23. JURISDICTION AND VENUE. THE PARTIES HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ANY OF THEM AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, AND THE PARTIES HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY OF SUCH COURTS. THE PARTIES WAIVE ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM FOR THE PARTIES SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY A PARTY OF ANY JUDGMENT OBTAINED IN ARIZONA ANY OTHER FORUM TO THE EXTENT SUCH FORUM HAS JURISDICTION FOR THE TAKING OF ANY ACTION TO ENFORCE THE SAME, AND THE PARTIES HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

                  24. WAIVER OF JURY TRIAL. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, ACCORDINGLY, EACH SUCH PERSON HEREBY KNOWINGLY AND VOLUNTARILY, WITH THE BENEFIT OF COUNSEL, WAIVES TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.


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         Executed as of the date first written above.



                    MOTIVE GROUP, L.P.

                         By:  Lange Automotive Group, L.L.C.,
                              General Partner
                              -------------------------------------------
                         By:
                              -------------------------------------------
                              Larry W. Lange, Manager
                              -------------------------------------------


                    PAACO AUTOMOTIVE GROUP, L.P.

                              By: PAACO HOLDINGS, L.L.C.,
                              General Partner

                         By:
                              -------------------------------------------

                       Title:
                              -------------------------------------------


                    PAACO HOLDINGS, L.L.C.

                         By:
                              -------------------------------------------
                       Title:
                              -------------------------------------------

                       PREMIUM AUTO ACCEPTANCE CORPORATION

                         By:
                              -------------------------------------------
                       Title:
                              -------------------------------------------

                    SMART CHOICE AUTOMOTIVE GROUP, INC.

                         By:
                              -------------------------------------------



                 [Signature page to Sale and Purchase Agreement]


                                        9
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                              -------------------------------------------
                       Title:
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                    ALOUETTE TRUCKING, INC.

                         By:
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                       Title:
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